Exhibit 10.59

Fifth Amendment to Second Amended and Restated
Forbearance to Loan Agreement. Waiver And Amendment to Loan Agreement

THIS FIFTH AMENDMENT TO SECOND AMENDED AND RESTATED FORBEARANCE TO LOAN AGREEMENT, WAIVER AND AMENDMENT TO LOAN AGREEMENT (this “Agreement”) dated as of January 31, 2019, is made by and among TOWERSTREAM CORPORATION, a Delaware corporation (“Parent”), TOWERSTREAM I, INC., a Delaware corporation, HETNETS TOWER CORPORATION, a Delaware corporation (together with Parent and Towerstream I, Inc., the “Borrowers” and each a “Borrower”), OMEGA COMMUNICATIONS CORPORATION, a Delaware corporation, ALPHA COMMUNICATIONS CORPORATION, a Delaware corporation, TOWERSRTEAM HOUSTON, INC., a Texas corporation (together with Omega Communications Corporation and Alpha Communications Corporation, the “Guarantors” and each a “Guarantor”), the LENDERS party hereto, and MELODY BUSINESS FINANCE, LLC, a Delaware limited liability company, as administrative agent for the Lenders (in such capacity, “Administrative Agent”).

WITNESSETH:

WHEREAS, Borrowers, the financial institutions from time to time party thereto (the “Lenders”) and Administrative Agent are parties to that certain Loan Agreement dated as of October 16, 2014 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Loan Agreement”);

WHEREAS, Guarantors entered into that certain Guaranty, dated as of October 16, 2014, for the ratable benefit of Administrative Agent and the Lenders;

WHEREAS, Borrowers, Guarantors, Administrative Agent and the Majority Lenders (i) entered into that certain Amended and Restated Forbearance to Loan Agreement, dated as of February 28, 2018, which amended and restated that certain Forbearance Agreement, dated as of January 26, 2018, (ii) entered into that certain First Amendment to Amended and Restated Forbearance to Loan Agreement, dated March 30, 2018, which amended the expiration date of the Forbearance Period from March 30, 2018 to April 15, 2018, (iii) entered into that certain Second Amended and Restated Forbearance to Loan Agreement and Amendment to Loan Agreement, dated April 15, 2018, (iv) entered into that certain First Amendment to Second Amended and Restated Forbearance to Loan Agreement and Amendment to Loan Agreement, dated May 15, 2018, (v) entered into that certain Second Amendment to Second Amended and Restated Forbearance to Loan Agreement and Amendment to Loan Agreement, dated August 20, 2018, (vi) entered into that certain Third Amendment to Second Amended and Restated Forbearance to Loan Agreement and Amendment to Loan Agreement, dated October 22, 2018, and (vii) entered into that certain Fourth Amendment to Second Amended and Restated Forbearance to Loan Agreement and Amendment to Loan Agreement, dated December 31, 2018 (as amended, the “Loan Forbearance and Amendment Agreement”);

WHEREAS, Borrowers, Guarantors, Administrative Agent and the Lenders have agreed to amend the Loan Forbearance and Amendment Agreement as provided herein; and

WHEREAS, Borrowers, Guarantors, Administrative Agent and the Lenders acknowledge that the terms of this Agreement do not constitute a novation or extinguishment, of the Loan Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and the fulfillment of the conditions set forth herein, the parties hereby agree as follows:

1.        Definitions. All capitalized terms defined in the Loan Agreement and the Loan Forbearance and Amendment Agreement and not otherwise defined in this Agreement shall have the same meanings as assigned to them in the Loan Agreement or Forbearance Agreement, as the case may be, when used in this Agreement, unless the context hereof shall otherwise require or provide.

2.       Estoppel, Acknowledgement and Reaffirmation. Each Loan Party hereby acknowledges and agrees that, as of January 31, 2019, (a) the aggregate outstanding principal amount of the Loans was not less than $***, which constitutes a valid and subsisting obligation of the Loan Parties to the Lenders that is not subject to any credits, offsets, defenses, claims, counterclaims or adjustments of any kind. The Loan Parties hereby: (w) acknowledge the Specified Events of Default; (x) acknowledge their respective obligations under the Loan Agreement and the Loan Documents to which they are party; (y) reaffirm that each Lien created and granted in, or pursuant to, the Loan Agreement and the other Loan Documents is valid and subsisting; and (z) acknowledge that this Agreement shall in no manner impair or otherwise adversely affect such Obligations or Liens.

3.         Amendments to Loan Forbearance and Amendment Agreement.

(a)      The first sentence of Section 3 of the Forbearance Agreement is hereby deleted and replaced in its entirety with the following language:

“3.     Conditional Waiver and Forbearance. Unless the Forbearance Period is sooner terminated as provided herein and subject to the conditions hereof and upon satisfaction of the terms set forth in Section 7 hereof, Administrative Agent and the Lenders hereby agree to waive compliance with Sections 6.16 and 6.1(a)(i) (with respect only to the Qualified Auditor’s Report) of the Loan Agreement and forbear from the exercise of any of the rights and remedies under the Loan Agreement and the other Loan Documents in connection with the Specified Events of Default for a period beginning as of April 15, 2018 through and including April 30, 2019 (together with any extensions thereof, the “Forbearance Period”); provided that interest on the Loans shall accrue at the Default Rate.”

(b)       Section 3(d)(i) of the Forbearance Agreement is hereby deleted and replaced in its entirety with the following language:

“(i)      End of Forbearance Period. April 30, 2019;”

4.         Amendments to Loan Agreement.

(a)       The definition of “Scheduled Maturity Date” appearing in Section 1.1 of the Loan Agreement is hereby amended to read as follows:

“Scheduled Maturity Date” means April 30, 2019.

(b)      Section 2.4(a) of the Loan Agreement is hereby amended to insert after the last sentence thereof the following language:

“Notwithstanding anything in this Agreement to the contrary, effective as of March 31, 2019, the Cash Interest required by this Agreement to be paid by the Borrower with respect to each Fiscal Quarter ending on or after March 31, 2019 may be satisfied at the option of the Borrower by the addition of such amounts to the principal amount of the Loans on the applicable Interest Payment Date and treated as PIK Interest which PIK Interest shall be calculated at the Applicable Rate.”

(c)       Section 6.16 of the Loan Agreement shall be amended by deleting the amount “$4,000,000” and replacing such amount with “$2,000,000”.

5.         Ratification of Loan Documents. Each Borrower, each Guarantor, Administrative Agent and each Lender further agrees that the Liens created by the Loan Documents shall continue and carry forward until the Obligations are paid and performed in full. Each Borrower and each Guarantor further agrees that such Liens are hereby ratified and affirmed as valid and subsisting against the property described in the Loan Documents and that this Agreement shall in no manner vitiate, affect or impair the Loan Agreement or the other Loan Documents (except as expressly modified in this Agreement), and that such Liens shall not in any manner be waived, released, altered or modified. Each Borrower and each Guarantor acknowledges and agrees that as of the date hereof, to its current and actual knowledge, there are no offsets, defenses or claims against any part of the Obligations.

6.         Representations and Warranties. Each Borrower and Guarantor hereby certifies that, after giving effect to this Agreement:

(a)       The representations and warranties of each Borrower and Guarantor contained in Article 5 of the Loan Agreement, or which are contained in any document furnished at any time under or in connection with the Loan Agreement, that are qualified by materiality are true and correct on and as of the date hereof, and each of the representations and warranties of each Borrower and Guarantor contained in Article 5 of the Loan Agreement, or which are contained in any document furnished at any time under or in connection with the Loan Agreement, that are not qualified by materiality are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct, or true and correct in all material respects, as the case may be, as of such earlier date;

(b)       this Agreement has been duly authorized, executed and delivered by each Borrower and each Guarantor and constitutes a legal, valid and binding obligation of each such party, except as may be limited by general principles of equity or by the effect of the Bankruptcy Code or any applicable similar statute; and

(c)         after giving effect to this Agreement no Default or Event of Default exists.

7.         Conditions to Effectiveness. This Agreement shall not be effective until the following conditions precedent have been satisfied:

(a)         Administrative Agent shall have received counterparts of this Agreement executed by each Borrower, each Guarantor, Administrative Agent and each Lender;

(b)         Administrative Agent shall have received such other documents, instruments and certificates as reasonably requested by Administrative Agent; and

(c)         Each of the directors of the Board other than Phillip Urso and Ernesto Ortega shall have tendered their resignations as directors of the Board, and the Board shall have accepted such resignations.

Upon the satisfaction of the conditions set forth in this Section 7, this Agreement shall be effective as of the date hereof.

8.        Scope of Agreement. Any and all other provisions of the Loan Agreement and any other Loan Documents are hereby amended and modified wherever necessary and even through not specifically addressed herein, so as to conform to the amendments and modifications set forth in this Agreement.

9.        Limitation on Agreements. The amendments and agreements set forth herein are limited in scope as described herein and shall not be deemed (a) to be a consent under, or waiver of, any other term or condition of the Loan Agreement or any of the other Loan Documents, or (b) to prejudice any right or rights which Administrative Agent or any Lender now has or may have in the future under, or in connection with the Loan Documents, as amended or modified by this Agreement, the other Loan Documents or any of the documents referred to herein or therein.

10.      CHOICE OF LAW; SERVICE OF PROCESS; JURY TRIAL WAIVER.

THE VALIDITY OF THIS AGREEMENT, THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF, AND THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, BUT OTHERWISE EXCLUDING AND WITHOUT REGARD FOR THE CONFLICTS OF LAWS PRINCIPLES THEREOF).

THE PARTIES HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMIT, FOR THEMSELVES AND THEIR PROPERTY, TO THE EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR NEW YORK STATE COURT SITTING IN NEW YORK, NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING SHALL BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. BORROWER AND THE LENDER GROUP WAIVE, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 10. EACH PARTY HERETO FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO SUCH PARTY AT ITS SAID ADDRESS. BORROWER AND THE LENDER GROUP HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. BORROWER AND THE LENDER GROUP REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

11.       Section Headings. Headings and numbers have been set forth herein for convenience only. Unless the contrary is compelled by the context, everything contained in each Section applies equally to this entire Agreement.

12.       Loan Document. This Agreement is a Loan Document and is subject to all provisions of the Loan Agreement applicable to Loan Documents, all of which are incorporated in this Agreement by reference the same as if set forth in this Agreement verbatim.

13.      Severability of Provisions. Each provision of this Agreement shall be severable from every other provision of this Agreement for the purpose of determining the legal enforceability of any specific provision.

14.      No Novation. This Agreement amends the Forbearance Agreement. This Agreement is given as an amendment and modification of, and not as a payment of, the Obligations and is not intended to constitute a novation of the Loan Agreement or any of the other Loan Documents. All of the Obligations owing by Borrower under the Loan Agreement and the other Loan Documents shall continue.

15.       Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that no Borrower or any of Parent’s Subsidiaries may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of Administrative Agent and each of the Lenders. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto and their respective successors and assigns permitted hereby) any legal or equitable right, remedy or claim under or by reason of this Agreement.

16.     Counterparts; Telefacsimile Execution. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement. Delivery of an executed counterpart of this Agreement by telefacsimile or other electronic means shall be equally as effective as delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by telefacsimile or other electronic means also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement.

17.       Expenses. Without limiting the provisions of the Loan Agreement (including, without limitation, Article 10 thereof), Borrowers agree to pay all costs and expenses (including without limitation reasonable fees and expenses of any counsel, financial advisor, industry advisor and agent for Administrative Agent or any Lender) incurred before or after the date hereof by Administrative Agent, any Lender and their respective Affiliates in connection with the preparation, negotiation, execution, delivery and administration of this Agreement and the other Loan Documents.

18.       Release. As a material part of the consideration for Administrative Agent and the Lenders entering into this Agreement, each Borrower (“Releasor”) agrees as follows (the “Release Provision”):

(a)      Releasor hereby releases and forever discharges Administrative Agent, each Lender and their respective predecessors, successors, assigns, officers, managers, directors, shareholders, employees, agents, attorneys, representatives, parent corporations, subsidiaries, and affiliates (hereinafter all of the above collectively referred to as “Lender Group”) jointly and severally from any and all claims, counterclaims, demands, damages, debts, agreements, covenants, suits, contracts, obligations, liabilities, accounts, offsets, rights, actions, and causes of action of any nature whatsoever occurring prior to the date hereof, including, without limitation, all claims, demands, and causes of action for contribution and indemnity, whether arising at law or in equity, presently possessed, whether known or unknown, whether liability be direct or indirect, liquidated or unliquidated, presently accrued, whether absolute or contingent, foreseen or unforeseen, and whether or not heretofore asserted (“Claims”), which Releasor may have or claim to have against any of Lender Group.

(b)      Releasor agrees not to sue any of Lender Group or in any way assist any other Person in suing Lender Group with respect to any Claim released herein. The Release Provision may be pleaded as a full and complete defense to, and may be used as the basis for an injunction against, any action, suit, or other proceeding which may be instituted, prosecuted, or attempted in breach of the release contained herein.

(c)      Releasor acknowledges, warrants, and represents to Lender Group that:

(i)     Releasor has read and understands the effect of the Release Provision. Releasor has had the assistance of independent counsel of its own choice, or has had the opportunity to retain such independent counsel, in reviewing, discussing, and considering all the terms of the Release Provision; and if counsel was retained, counsel for Releasor has read and considered the Release Provision and advised Releasor to execute the same. Before execution of this Agreement, Releasor has had adequate opportunity to make whatever investigation or inquiry it may deem necessary or desirable in connection with the subject matter of the Release Provision.

(ii)     Releasor is not acting in reliance on any representation, understanding, or agreement not expressly set forth herein. Releasor acknowledges that Lender Group has not made any representation with respect to the Release Provision except as expressly set forth herein.

(iii)     Releasor has executed this Agreement and the Release Provision thereof as its free and voluntary act, without any duress, coercion, or undue influence exerted by or on behalf of any Person.

(iv)     Releasor is the sole owner of the Claims released by the Release Provision, and Releasor has not heretofore conveyed or assigned any interest in any such Claims to any other Person.

(d)      Releasor understands that the Release Provision was a material consideration in the agreement of Administrative Agent and the Lenders to enter into this Agreement.

(e)      It is the express intent of Releasor that the release and discharge set forth in the Release Provision be construed as broadly as possible in favor of Lender Group so as to foreclose forever the assertion by Releasor of any Claims released hereby against Lender Group.

(f)      If any term, provision, covenant, or condition of the Release Provision is held by a court of competent jurisdiction to be invalid, illegal, or unenforceable, the remainder of the provisions shall remain in full force and effect.

19.      INTEGRATION. THIS AGREEMENT, TOGETHER WITH THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

(Signature pages follow)

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed.

BORROWERS:	TOWERSTREAM CORPORATION,
a Delaware corporation

	By:	/s/ Ernest Ortega
	Name:	Ernest Ortega
	Title:	CEO

TOWERSTREAM I, INC.,
a Delaware corporation,

	By:	/s/ Ernest Ortega
	Name:	Ernest Ortega
	Title:	CEO

HETNETS TOWER CORPORATION,
a Delaware corporation,

	By:	/s/ Ernest Ortega
	Name:	Ernest Ortega
	Title:	CEO

Signature Page

Fifth Amendment to Forbearance to Loan Agreement

GUARANTORS:	OMEGA COMMUNICATIONS CORPORATION,
a Delaware corporation

	By:	/s/ Ernest Ortega
	Name:	Ernest Ortega
	Title:	CEO

ALPHA COMMUNICATIONS CORPORATION,
a Delaware corporation,

	By:	/s/ Ernest Ortega
	Name:	Ernest Ortega
	Title:	CEO

TOWERSTREAM HOUSTON, INC,
a Texas corporation,

	By:	/s/ Ernest Ortega
	Name:	Ernest Ortega
	Title:	CEO

Signature Page

Fifth Amendment to Forbearance to Loan Agreement

ADMINISTRATIVE AGENT:	MELODY BUSINESS FINANCE, LLC, a Delaware limited liability company

	By:	/s/ Celine Hannett
Name: Celine Hannett
Title: Authorized Signatory

Signature Page

Fifth Amendment to Forbearance to Loan Agreement

LENDERS:
MELODY CAPITAL PARTNERS OFFSHORE CREDIT MINI-MASTER FUND, LP

	By:	Melody Capital Partners, LP
Its Investment Advisor

	By:	/s/ Celine Hannett
Name: Celine Hannett
Title: Authorized Signatory

MELODY CAPITAL PARTNERS ONSHORE CREDIT FUND, LP

	By:	Melody Capital Partners, LP
Its Investment Advisor

	By:	/s/ Celine Hannett
Name: Celine Hannett
Title: Authorized Signatory

MELODY SPECIAL SITUATIONS OFFSHORE CREDIT MINI-MASTER FUND, LP

	By:	Melody Capital Partners, LP
Its Investment Advisor

	By:	/s/ Celine Hannett
Name: Celine Hannett
Title: Authorized Signatory

Signature Page

Fifth Amendment to Forbearance to Loan Agreement